UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 6, 2012
                Date of Report (Date of earliest event reported)


                               MEDBOOK WORLD INC.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-53850                    27-1397396
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

      1150 Silverado, Suite 204
         La Jolla, California                                      92037
(Address of principal executive offices)                         (Zip Code)

                                 (858) 459-1133
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

MedBook World, Inc., a Delaware corporation (the "Company") has engaged Anton & Chia CPAs ("Anton & Chia") as its principal independent registered public accounting firm effective December 6, 2012. Concurrent with this appointment, the Company has accepted the resignation of Stan Jeong-Ha Lee, CPA ("Lee"), effective December 6, 2012. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of Lee on the Company's financial statements for fiscal years ended September 30, 2011 and September 30, 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended September 30, 2011 and during the subsequent period through to the date of Lee's resignation, there were no disagreements between the Company and Cronin, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Lee, would have caused Lee to make reference thereto in its report on the Company's audited financial statements.

The Company has provided Lee with a copy of this Current Report on Form 8-K and has requested that Lee furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Lee agrees with the statements made in this Current Report on Form 8-K with respect to Lee and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Lee wherein he has confirmed his agreement to the Company's disclosures in this Current Report with respect to Lee. A copy of Lee's letter is filed as an exhibit to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information. Not applicable.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits.

Exhibit No.                        Description
-----------                        -----------

   16.1             Letter of Stan Jeong-Ha Lee, CPA

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDBOOK WORLD, INC.


Date: December 6, 2012                  By: /s/ Daniel C. Masters
                                           -------------------------------------
                                        Name:  Daniel C. Masters
                                        Title: President/Chief Executive Officer


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